SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 20, 2003
                                (Date of report)


                         Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           0-25563                         65-0648808
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                       1414 Avenue of Americas, Suite 1402
                               New York, NY 10019
                    (Address of principle executive offices)


                                 (212) 755-1944
                         (Registrant's telephone number,
                              including area code)
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ITEM 5. Other Events and Regulation FD Disclosure.

On May 20, 2003, Cedric Kushner Promotions, Inc. (the "Company") filed its form 10-KSB for the period ended December 31, 2002 with the Securities and Exchange Commission. Prior to making its filing, the Company had been in communication with its current and former independent certified public accountants, Marcum & Kliegman LLP ("Marcum") and BDO Seidman, LLP ("BDO"), in order to complete the required audit of its financial statements and to obtain the consents of said accountants in connection with the filing. During this process, the Company received comments and changes with respect to the filing from Marcum and BDO, which comments and changes were to be addressed and included in the Form 10-KSB, and which were required to be made in order to obtain the accountants' consent to the filing of the Form 10-KSB and to the inclusion of their reports therein.

Thereafter, on May 21, 2003, the Company was notified by both Marcum and BDO that certain of the requested comments and changes that they had provided to the Company were not included in the filing that was made. In addition, the accountants have also notified the Company that they had not rendered their consent with respect to said filing, and that the inclusion of their reports with respect to the Company's financial statements was not authorized by them.

In light of the foregoing, the Company undertook a review of the events surrounding the filing, and has concluded that the filing was made without the authority and consent of the accountants. In addition, the Company has concluded that, in accordance with its filing and other disclosure obligations under the Securities Exchange Act of 1934, it was in the best interest of all parties concerned to prepare and file a Form 10-KSB/A which omits the auditor's reports and consents contained in the original Form 10-KSB filed on May 20, 2003 and a Form 8-K Current Report disclosing this event.

The Company has prepared an amended Form 10-KSB for the period ended December 31, 2002 and is aggressively seeking to have the amended report reviewed by the accountants in order to have the accountants provide any additional comments required to complete the report and to deliver their consent in connection with the filing.

The Company intends to file a further amended Form 10-KSB to rectify the filing, which report will include the reports and consents of appropriate independent certified public accountants with respect to the Company's financial statements, at the earliest practicable date.

ITEM 7.  Exhibits.

Exhibit 16.1 Letter from Marcum & Kliegman, LLP, dated May 21, 2003, regarding the Company's Form 10-KSB that was filed on May 20, 2003.

Exhibit 16.1 Letter from BDO Seidman, LLP, dated May 21, 2003, regarding the
             Company's Form 10-KSB that was filed on May 20, 2003.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                    Cedric Kushner Promotions, Inc. (Registrant)


May 22, 2003
                                                    /s/ James DiLorenzo
                                                    By: James DiLorenzo
                                                        Executive Vice President